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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         DATE OF REPORT                                NOVEMBER 6, 2003
         --------------
(Date of earliest event reported):

                        EXTENDICARE HEALTH SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE             333-43549 AND 333-97293          98-0066268
            --------             -----------------------          ----------
       (State or other          (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                               Identification No.)

              111 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
                                 --------------
              (Registrant's telephone number, including area code)



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                                TABLE OF CONTENTS

Item 7.       Financial Statements and Exhibits

Item 12.      Results of Operations and Financial Condition

Signatures

Exhibit Index

Exhibit 99    Press Release







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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      Exhibits.  The following exhibit is being filed herewith:

                     (99) Extendicare Health Services, Inc. Press Release dated November 6, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 6, 2003, Extendicare Health Services, Inc. issued a press release announcing earnings for the quarter ended September 30, 2003. A copy of such press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

         Our press release includes references to EBITDA, which is not a measure of performance under generally accepted accounting principles in the United States. The Company believes it is relevant and helpful to present EBITDA because it is used by many lenders, including investors in the Senior Notes, to measure our debt, including the Senior Notes. The Company also understands that EBITDA, or derivatives thereof, are customarily used by financial and credit analysts and many investors as a performance measure in evaluating healthcare companies and by the long-term care industry in the evaluation or potential acquisitions. Moreover, substantially all of the Company's financing agreements, including the indenture governing the Senior Notes and the Credit Agreement, contain covenants in which EBITDA is used as a measure of financial performance. The Company's management uses EBITDA to monitor its compliance with financing agreements and as a performance measure when evaluating the Company as a whole and its facilities. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities and other income or cash flow statement data prepared with GAAP, or as a measure of profitability or liquidity.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EXTENDICARE HEALTH SERVICES,
                                   INC.

Date:    November 6, 2003

                                By:          /s/ Mark W. Durishan
                                    ------------------------------------
                                    Mark W. Durishan
                                    Vice President, Chief Financial Officer and
                                    Treasurer (principal financial officer and
                                    principal accounting officer)








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                        EXTENDICARE HEALTH SERVICES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             DATED NOVEMBER 6, 2003

EXHIBIT NUMBER
---------------

      99           Extendicare Health Services, Inc. Press Release dated
                   November 6, 2003.























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